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Certain statements in this press release constitute "forward-looking statements". When used in this press release, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to estimated revenue, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality, and costs; technological developments by competitors; developmental costs, difficulties, and delays; relationships with customers and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. For any of the foregoing reasons, our free cash flow may not meet our expectations. These forward-looking statements speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. LodgeNet is a registered trademark of LodgeNet Entertainment Corporation. All rights reserved. Other names and brands may be claimed as the property of others. Slide 2

Industry Leader with High Return Investment Model Multiple Value Drivers: On Command Integration: Cost and Revenue Lodging Market: New and Diversified Revenues Adjacent Markets: Expansion Opportunities Result: Strong Net Free Cash Flow Significant Valuation Upside The New LodgeNet Investment Rationale: Slide 3

World's Largest Provider of Media & Connectivity Services to Hospitality Businesses Provide Services to 1.8 Million Hotels Rooms at 9,300 Hotel Properties Top 10 MSO Equivalent with 80% Share in US and Canadian Hotel Markets Connect, Inform & Entertain over 500 Million Travelers Includes On Demand Movies, Subscription Sports, High-Speed Internet, TV Highly Interactive Audience - 98% of Guests Turn on Television - 35% "Go Interactive" - 31.5% "Log On" to the Internet* Who We Are: *Source - 2007 Forrester Research Omnibus Survey Slide 4

Growth Strategy Expanding Networks & Integrating Solutions 2007 - A Transformational Year February - StayOnline Acquisition April -On Command Acquisition Slide 5

Purchase of Largest Competitor 80% Increase in Interactive Television Network - Prominent Brands - USA, Canada & Mexico Penetration in Major Markets Highly Attractive Purchase Price - $458 Per Room - Multiple of 5.3x Net AOCF Before After LNET 1000 1000 ONCO 0 830 1,000 1,830 Rooms (in thousands) at 4/3/07 Slide 6

5-Fold Increase in Broadband Network Prominent Brands Broader Array of Solutions - Wired & Wireless - Meeting Rooms - Bandwidth Shaping - Integrated Applications - IP Network Design Before After LNET 35 35 LSO 0 140 35 175 Rooms (in thousands) at 2/1/07 Purchase of Leading HSIA Provider Slide 7

Also: Licensees in 15 International Countries Slide 8

A Diversified Customer Base Others Hyatt Starwood InterCon Hilton Marriott 846 68 140 206 331 321 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 Focused By Brand . . . Diversified By Decision 1,500+ Ownership & Management Groups Marriott InterCon Hyatt Hilton Starwood Other Slide 9

Business Model - Single Digital Room Digital Rooms Provide Attractive Cash-On-Cash Returns * Revenue and cash flow based on TTM September 2007 actual results. Capital investment based on YTD September 2007. Average Contract Length 6.5 Years 6.5 Years Monthly Revenue $ 25.45 $25.45 Monthly Cash Flow $ 10.56 $10.56 Total Cash Flow Over Life $ 826 $ 826 Average Capital Investment $ 353 $ 247 Payback Period 2.8 Years 2.0 Years Cash-on-Cash Return 36.0% 51.3% New Renewal Slide 10

Model Not Highly Sensitive to Occupancy Changes Slide 11

LODGENET®
connect. inform. entertain.

Value Driver: On Command Integration

- Cost Synergies:
  - Baseline Savings of $15 Million to be Realized by End of 2008
  - 97% of Organizational Decisions Made
  - Additional Synergies Possible with Systems Integration
- Revenue Enhancements:
  - Movie Revenue: Increase to LodgeNet Level within One Year
    - On Command Customer Base Capable of LodgeNet Level or Better
    - Parity with LodgeNet Platform Equates to $8-$10 Million Incremental Revenue
  - FTG Revenue: Increase from Transition of Legacy Agreements
    - Agreement Reached in September 2006
    - New Fee Structure upon Upgrade to HD Systems
    - Transition Equates to $10-$12 Million Incremental Revenue by end of 2009

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Value Driver: New & Diversified Lodging Revenue Revenue Growth: High Definition Television High-Speed Internet Access Advertising Opportunities Professional Services Slide 13

Meaningful Contributions from Diversified Revenue Streams* (in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 2.7 2.9 3.7 3.7 4.5 6.7 13.1 14.1 * Includes HSIA, Advertising, Healthcare and Sales of System Equipment Slide 14 Amount Represents 10% of Total Revenue $2.9 $4.5 $6.7 $13.1 $14.1 $3.7 $3.7

30% Higher Revenue @ +$34 HD Basic Cable - More Channels - Higher Percentage of Hotels HD Video On-Demand - Increased Guest Interest Professional Services - Program Consultation - Project Management Installation Services Extended Service Plans HDTV Video East 64 1850 Rooms (in thousands) The New LodgeNet Opportunities High Definition Television 64 1,850 Slide 15 As of 9/30/07

Business Model - Single HDTV Room HD Rooms Provide Attractive Cash-On-Cash Returns * Revenue and cash flow based on TTM September 2007 actual results. Capital investment based on TTM September 2007. Data based on 28,000 new rooms & 32,000 renewal rooms. Average Contract Length 6.5 Years 6.5 Years Monthly Revenue $ 34.51 $ 34.51 Monthly Cash Flow $ 13.38 $ 13.38 Total Cash Flow Over Life $ 1,047 $ 1,047 Average Capital Investment $ 429 $ 321 Payback Period 2.7 Years 2.0 Years Cash-on-Cash Return 37.5% 50.1% New Renewal Slide 16

Sell More to Hotels Help Desk Services - Recurring Revenue - $3 to $4 per room/month Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Hourly - Maintenance Agreements Q3 Revenue = $6.1 Million - Equipment Sales = $3.2 Million - Help Desk = $2.9 Million HSIA Video East 216 1850 The New LodgeNet Opportunities Rooms (in thousands) Internet Connectivity 216 1,850 Slide 17 As of 9/30/07

Three Platforms - Satellite (The Hotel Network) - Server (MPI Initiative) - High Speed Internet Outstanding Demographic - Income, Profession Out of Home Increasing - Twice the Percentage Growth of Traditional Advertising Integrated Strategy Underway - Now Total Ownership of Platforms - 2008 Plan: Positive AOCF THN MPI Video East 350 400 1850 The New LodgeNet Opportunities Advertising 1,850 400 350 Slide 18 Rooms (in thousands)

Value Driver: New & Diversified Lodging Revenue Unit Growth New Hotel Construction: 135,000 Units per Year 80,000 within Target Demographic Enhanced Competitive Position Gaming Markets: Las Vegas = 132,000 Rooms Only 26,000 Served Today Venetian Win Major Victory International Markets: Strategy Presently Under Consideration Approach: Serve International Needs of Major US Customers Slide 19

Value Driver: Adjacent Markets Healthcare: Time Shares Travel Centers Cruise Lines Slide 20 26 Hospitals Under Contract, 18 Installed New Contracts: Brigham and Women's Hospital, Boston, MA Swedish Medical Center, Denver, CO Four Installations in Q4

2007 2007 Adjusted* Revenue $ 484.0 - $490.0 Adjusted Operating Cash Flow $ 128.5 - $131.5 Net Loss $ (63.0) - $(60.0) $ (20.0) - $(17.0) Net Loss Per Share $ (2.89) - $(2.75) $ (0.92) - $(0.78) Capital Investment $ 77.0 - $ 80.0 Free Cash Flow $ (17.0) - $(14.0) $ 18.0 - $ 21.0 AOCF Margin 26.5% - 26.8% Guidance (in millions except per share) * Adjusted guidance excludes amortization of purchased intangibles and other acquisition-related costs Slide 21

(c) 2007 LodgeNet Entertainment Corporation. All rights reserved. Slide 22

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 23

Reconciliation of Net Loss to Adjusted Net Loss Slide 24

Reconciliation of Adjusted Free Cash Flow Slide 25